Exhibit 10.29

[Execution Version]

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of March 24, 2016, is entered into by and among PAR TECHNOLOGY CORPORATION (“PAR”), the other Loan Parties (as defined in the Credit Agreement, and together with PAR, the “Borrowers” or the “Loan Parties”) and JPMORGAN CHASE BANK, N.A. (“Lender”).

BACKGROUND

Lender and the Loan Parties are parties to a certain Credit Agreement, dated as of September 9, 2014, as amended as of the date hereof (as the same may be further amended, modified, extended or restated from time to time, the “Credit Agreement”) pursuant to which Lender has agreed to make certain financial accommodations available to the Loan Parties from time to time pursuant to the terms and conditions thereof.

The Loan Parties have requested that Lender agree to amend the Credit Agreement, and Lender has agreed to amend the Credit Agreement subject to the terms and conditions set forth herein.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party hereby agrees as follows:

1.             Amendments to Credit Agreement. As of the Fourth Amendment Effective Date (as defined below in Section 3), the Credit Agreement is amended as follows:

(a)          Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order to read as follows:

“Fourth Amendment” that certain Fourth Amendment to Credit Agreement, dated as of March 24, 2016, by and among the Loan Parties and Lender.

“Fourth Amendment Effective Date” has the meaning assigned to such term in the Fourth Amendment.

“IC Recommendations” has the meaning assigned to such term in Section 5.16 of this Agreement.

“IC Report” has the meaning assigned to such term in Section 5.16 of this Agreement.

“Internal Control Review” has the meaning assigned to such term in Section 5.16 of this Agreement.

(b)          The definition of “Trigger Period” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Trigger Period”  means the period from and after the Fourth Amendment Effective Date.

(c)          Article V of the Credit Agreement is hereby amended by adding the following new Section 5.16 immediately after Section 5.15 to read as follows:

“SECTION 5.16.  Internal Control Review.  On or prior to April 1, 2016, Borrowers shall have engaged an independent consultant to review Borrowers’ internal controls relating to financial reporting and authorization procedures for financial transactions (including, without limitation, investments) initiated by the Borrowers’ officers (the “Internal Control Review”).  On or prior to May 1, 2016 (or such later date as Lender may agree to in writing), Borrowers shall deliver to Lender a report prepared by Borrowers’ consultant that sets forth, in reasonable detail, the results of the Internal Control Review, together with a summary of any recommended changes to Borrowers’ internal control procedures (the “ICR Report”).  To the extent the ICR Report sets forth recommended changes to Borrowers’ internal control procedures (“IC Recommendations”), Borrowers agree to promptly take commercially reasonable steps to implement (in all material respects) the IC Recommendations.  Upon Lender’s request, Borrowers shall promptly provide periodic updates to Lender (in form and substance reasonably satisfactory to Lender) relating to the Internal Control Review,  implementation of IC Recommendations and any ongoing investigations related to the Unauthorized Transactions (as such term is defined in the letter agreement re: Notice of Events of Default and Waiver, dated March 24, 2016, delivered by Lender and acknowledged and agreed to by the Loan Parties).”

(d)          Clause (d) of Article VII of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d)          any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.03 (with respect to a Loan Party’s existence), 5.08, 5.16 or in Article VI.”

2.             Effect of this Fourth Amendment.  Except as modified pursuant to this Fourth Amendment and the letter agreement re: Notice of Events of Default and Waiver, dated March 24, 2016, delivered by Lender and acknowledged and agreed to by the Loan Parties (the “Waiver”), no other changes or modifications to the Credit Agreement or any other Loan Document are intended or implied and in all other respects the Credit Agreement and other Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent of conflict between the terms of this Fourth Amendment, the Credit Agreement or any other Loan Document, the terms of this Fourth Amendment shall control.

3.             Conditions to Effectiveness.  This Fourth Amendment shall be effective as of the date the following conditions are satisfied (the “Fourth Amendment Effective Date”): (a) Lender has received the Waiver, in form and substance satisfactory to Lender, and duly authorized, acknowledged, executed and delivered by each of the Loan Parties; (b) Lender has received this Fourth Amendment (together with any other Loan Documents executed and/or delivered in connection herewith), in each instance, in form and substance satisfactory to Lender, and duly authorized, executed and delivered by each of the Loan Parties; and (c) Lender’s charging, as a Revolving Advance, of all fees, costs and other amounts payable by the Loan Parties to Lender pursuant to, or arising from, this Fourth Amendment, the Waiver, the Credit Agreement or any other Loan Documents.

4.             Provisions of General Application.

(a)          The Loan Parties (i) acknowledge and agree that no right of offset, defense, counterclaim, claim or objection exists in favor of any Loan Party against Lender arising out of or with respect to the this Fourth Amendment, the Waiver, the Credit Agreement, any other Loan Document or any other arrangement or relationship between the Loan Parties and Lender, and (ii) release, acquit, remise and forever discharge Lender and its affiliates and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, successors and assigns from any and all claims, demands, actions and causes of action, whether at law or in equity and whether known or unknown, arising out of or with respect to this Fourth Amendment, the Waiver, the Credit Agreement, any other Loan Document or any other arrangement or relationship between the Loan Parties and Lender.

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(b)          This Fourth Amendment, contains the entire agreement of the parties hereto concerning the subject matter hereof and supersedes all prior oral or written discussions, proposals, negotiations or communications concerning the subject matter hereof.

(c)          After giving effect to this Fourth Amendment and the Waiver, each of the representations and warranties contained in this Fourth Amendment, the Waiver, the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent that such representation or warranty expressly relates to an earlier date) and no Default or Events of Default shall have occurred and be continuing under the Loan Documents after giving effect to this Fourth Amendment and the Waiver.

(d)          THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPALS).  THE LOAN PARTIES HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS FOURTH AMENDMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE LOAN PARTIES WITH RESPECT TO THIS FOURTH AMENDMENT, THE UNAUTHORIZED TRANSACTIONS OR ANY OTHER INSTRUMENT, DOCUMENTS OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND THE LOAN PARTIES HEREBY AGREE AND CONSENT THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY A TRIAL WITHOUT JURY, AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF ITS CONSENT TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

(e)          This Fourth Amendment is a Loan Document.   The Loan Documents, as supplemented hereby, shall remain in full force and effect. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. This Fourth Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement.  Delivery of an executed counterpart of this Fourth Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Fourth Amendment.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date first above written.

LOAN PARTIES

PAR TECHNOLOGY CORPORATION

By:
Name:
Title:

AUSABLE SOLUTIONS, INC.

By:
Name:
Title:

PAR GOVERNMENT SYSTEMS CORPORATION

By:
Name:
Title:

PAR SPRINGER-MILLER SYSTEMS, INC.

By:
Name:
Title:

ROME RESEARCH CORPORATION

By:
Name:
Title:

SPRINGER-MILLER INTERNATIONAL, LLC

By:
Name:
Title:

[Fourth Amendment to Credit Agreement]

PARTECH, INC.

By:
Name:
Title:

BRINK SOFTWARE, INC.

By:
Name:
Title:

SPRINGER-MILLER CANADA, ULC

By:
Name:
Title:

PAR CANADA, ULC

By:
Name:
Title:

[Fourth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By:
Name:	Marie C. Duhamel
Title:	Authorized Officer

[Fourth Amendment to Credit Agreement]